UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices)				(Zip Code)

(415) 489-4940
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 31, 2023, DocuSign, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 165,422,332 shares of common stock, or approximately 82% of the total outstanding shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. The holders present voted on the three proposals presented at the Annual Meeting as follows:

Proposal One – Election of Directors

The Company’s stockholders approved the election of three directors, each to serve for a three-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James Beer	73,389,943	55,001,250	37,031,139
Cain A. Hayes	63,982,088	64,409,105	37,031,139
Allan Thygesen	126,438,635	1,952,558	37,031,139

Proposal Two – Ratification of Selection of Independent Public Registered Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending January 31, 2024, by the following votes:

Votes For	Votes Against	Abstentions
163,832,892	1,240,987	348,453

Proposal Three – Advisory Vote on Our Named Executive Officers' Compensation

On a non-binding advisory basis, the Company’s shareholders did not approve the compensation of the Company’s named executive officers for the fiscal year ended January 31, 2023, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,554,537	106,010,102	1,826,554	37,031,139

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2023

DOCUSIGN, INC.

By:	/s/ James P. Shaughnessy
James P. Shaughnessy
Chief Legal Officer